UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22447

Equinox Funds Trust

(Exact name of registrant as specified in charter)

17605 Wright  Street Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period:   9/30/12

Item 1.  Reports to Stockholders.

Equinox Commodity Strategy Fund

 Class A Shares: EQCAX

Class C Shares: EQCCX

Class I Shares: EQCIX

Annual Report

September 30, 2012

1-888-643-3431

www.equinoxfundmanagement.com

Distributed by Northern Lights Distributors, LLC

Equinox Commodity Strategy Fund:

Annual Letter to Shareholders for the Year Ended September 30, 2012

Equinox Commodity Strategy Fund (the “Fund” or “ECSF”) began operations on January 25, 2011 with an initial NAV of $10.00. The Fund’s investment objective and strategy for the year ended September 30, 2012, was to provide investment results that, as a whole, correspond generally to the performance of the SGI Smart Market Neutral Commodity IndexSM (the “Reference Index”) before payment of the Fund’s expenses, net of any income earned on its fixed-income investments.

For the year, the Fund’s Class A Shares (load waived) returned −2.54%, its Class C Shares returned −3.44% and its Class I Shares returned −2.27%, while the Reference Index returned −3.04%.  The difference between the performance of the Fund and the Reference Index is attributable to the Fund’s fixed-income portfolio, offset by the Fund’s expenses.  For the year, the Fund’s Class A shares outperformed the Reference Index.

Change in the Fund’s Investment Objective and Strategy

At a meeting held on May 16, 2012, the board of trustees (the “Board”) of Equinox Funds Trust (the “Trust”) approved the proposal by the Fund’s Investment Adviser, Equinox Fund Management, LLC (“Equinox”), to modify the Fund’s investment objective.

The Fund’s new investment objective is to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P GSCI® Index. Equinox proposed this change in order to:

•

better position the Fund to capitalize on market opportunities,

•

better position the Fund as a vehicle for gathering assets, and

•

provide improved economies of scale for the Fund’s shareholders.

In connection with the revised investment objective, the Board also approved the new investment strategy proposed by Equinox for the Fund.  Equinox proposed to employ an active management strategy, whereby Equinox would actively identify and allocate the Fund’s assets among various managed futures strategies. This new strategy differs from the passive management strategy Equinox had been employing, where Equinox sought to track the performance of an index.

The changes proposed by Equinox were subsequently approved by the Fund’s shareholders.  The new investment strategy has been in effect starting October 2012.

The Fund’s New Investment Objective and Strategy

Equinox intends to invest the Fund’s assets, directly or indirectly through a wholly-owned subsidiary (the “Subsidiary”) of the Fund, in

(i)

a combination of Trading Companies that employ the Managed Futures Program of one or more commodity trading advisers (“CTAs”) selected by Equinox and/or derivative instruments such as swap agreements that provide exposure to Managed Futures Programs or commodity strategy indices, and

(ii)

an actively managed fixed-income portfolio.

A “Managed Futures Program” generally is a trading program that a CTA uses to guide its investments in futures, forwards, options or spot contracts. A “Trading Company” is a pooled investment vehicle organized as a limited liability company and operated as a commodity pool. Equinox will select “commodity-focused” Managed Futures Programs for investment by the Fund that, over the long term, allocate greater than 50% of their total investment exposure to the physical commodity sector (i.e. agricultural products, livestock, energy and metals) and 49% or less to financial sector contracts (i.e. interest rates, currencies and equity indices). Equinox will endeavor to maintain the Fund’s overall exposure to the physical commodities sector at a level equal to or greater than 75% of the value of the Fund’s net assets.

The Fund’s new long/short commodity investing strategy seeks to generate returns by investing in CTA trading programs that attempt to hold long positions in markets when prices are trending up, and short positions when they are trending down.  Trading may be either systematic (based on quantitative trading models) or discretionary (based on analyzing market fundamentals), with an emphasis on diversification across multiple time-frames and markets, and on managing risk and mitigating drawdowns.  Equinox seeks to select and combine CTA trading programs that are not highly correlated with each other, and monitors the risk and performance of the portfolio, which is rebalanced periodically.

The Fund’s Comparative Performance

The Fund underperformed significantly the two asset classes against which it is compared by most investors: long-only commodities and equities.  The GSCI is perhaps the best-known measure of long-only commodity returns, while the S&P 500® Total Return Index is a widely used proxy for the performance of the broad U.S. equity market.  The comparative performance of the Fund during the period can be attributed to the fact that, unlike the other 2 indexes, it seeks to earn “absolute returns” that are uncorrelated with directional market moves, and its volatility is managed to a long-term 6% volatility target.  Thus, while the return on the S&P 500® Total Return Index reflects the strong equity bull market of the last year, and the S&P GSCI® Excess Return Index was driven by increases in the prices of agricultural commodities, metals, and energy markets, the Fund did not participate in these directional moves.  Part of the reason for the change in the Fund’s investment strategy is to seek to benefit from trends in commodity prices, but through a long/short investment strategy that seeks to participate in upward trends while mitigating the impact of downward trends that historically have contributed to the volatility of long-only commodity investment strategies, as seen from the volatility of the S&P GSCI® Excess Return, as shown in Table 1 below.

Table 1: Benchmark Return and Volatility, October 1, 2011 to September 30, 2012

Return

Volatility

S&P GSCI® Excess Return Index

            12.66%

    20.51%

S&P 500® Total Return Index

30.20%

    13.78%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

Performance displayed represents past performance, which is no guarantee of future results. Total returns reflect the reinvestment of all dividends. The referenced indices are not available for direct investment and do not reflect transaction fees, costs and expenses.

Performance Attribution

Unlike most other asset classes and investment strategies, the Fund, by virtue of its passive index-tracking investment strategy, was relatively insulated from overall market and economic conditions.  As a market-neutral strategy whose volatility was managed to a long-term target, the Fund’s performance was not directly attributable to factors such as bull or bear markets in equities, commodities, or interest rates.  Rather, relative changes in the short-term to medium-term supply and demand for the 22 underlying commodities, and resulting shifts in their futures price curves, are what determined the Fund’s performance.

Table 2 below shows the 5 Top and 5 Worst performers out of these 22 commodities.  It is not surprising that most of these are energy-related, since energy has the largest weighting in the Reference Index.  Agricultural commodities, which experienced large and volatile price movements during 2012, mainly stemming from the unprecedented drought in the U.S., also feature prominently.

Table 2: Top 5 and Worst 5 Movers, October 1, 2011 to September 30, 2012

Top 5 Movers WTI Crude Oil	0.24%
Lean Hogs	0.23%
Heating Oil	0.10%
Natural Gas	0.02%
Aluminum	0.02%
Worst 5 Movers
Brent Crude Oil	-0.10%
Soybeans	-0.16%
Wheat	-0.32%
Corn	-0.62%
RBOB Gasoline	-0.67%

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

Source: Société Générale Corporate and Investment Banking Commodities.

Market Commentary

At the end of the Fund’s fiscal year, it is worth recapping the events of the last 12 months. Three key factors have affected both the real economy and financial markets over this period: global balance sheet deleveraging, political changes, and unprecedented monetary policy easing by major central banks. Of these, the actions of central bankers around the globe have played the most important role. Low interest rates, subdued inflation, and high-dividend yields, among other factors, have led to a significant rally in global equities. However, even these rising equity markets have been characterized less by sustained trends and more by repeated whipsawing. The same has been broadly true for other market sectors (energy, metals, agricultural commodities, interest rates and currencies), as well. This prevailing “risk on, risk off” climate has not been conducive for most CTA programs.  It is Equinox’s view, one that is supported by a number of other investment professionals, that central bank actions and interventions cannot persist indefinitely, and that markets are likely to revert to more “normal” conditions, where fundamental economic forces and trends, rather than interventions, are once again the dominant force in the markets.

Many market professionals have also expressed the view that the bull market in equities may not be sustainable based on fundamentals, and that it may be important to consider rebalancing of investment portfolios.  Investors should bear in mind that CTA programs have historically offered valuable diversification benefits, with the potential for attractive risk-adjusted returns over the long term. In our opinion, the asset class should continue to offer these potential benefits in a macro environment that is still challenging and a geopolitical outlook that remains fraught with uncertainty.

Some of the risks we perceive on the horizon include:

The U.S. Fiscal Cliff:  Negotiations in Congress are likely to remain mired in partisan political gridlock.

Eurozone Escalation:  With Germany’s reluctance to contribute further aid to any bailout funds, and the ongoing crises in Greece and Spain, a re-emergence of the Euro-zone sovereign debt crisis remains a distinct possibility.

China Hard Landing and Slowdown in India:  The failure of policymakers to respond to slowing growth could pose daunting challenges to global expansion.

The Middle East: The situations in Libya, Turkey, Syria, Israel and Iran, among others, continue to contribute to the potentially explosive climate in this part of the world.

Given these risks, economic growth is likely to remain sluggish and markets could continue to be volatile, with uncertain prospects for risk assets. The probability of tail events may appear slightly lower than it was a year ago, but it has by no means vanished completely.

Equinox is not as pleased with the Fund’s performance this year relative to last year, but we would like to point out that the difficult market conditions, the prevailing climate of uncertainty and the unpredictable nature of financial markets and most asset classes pose serious challenges for investors and investment professionals.  As always, we encourage investors to focus on holding a portfolio that contains a strategic mix of traditional assets and alternative asset classes, appropriate for their long-term goals.  A well-balanced portfolio can provide protection from volatility, while also affording opportunities for potential long-term growth.  We believe that the Fund can play an important part in such a portfolio because of its potential for earning absolute returns with low volatility, and the potential diversification benefits afforded by its low correlation with most other asset classes.

Thank you for investing in the Equinox Commodity Strategy Fund.

Important Descriptions of Indices and Definitions of Terms

The S&P 500® Total Return Index is widely regarded as the best single gauge of the U.S. equities market. This world-renowned Index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500® focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. Total return provides investors with a price-plus-gross cash dividend return. Gross cash dividends are applied on the ex-date of the dividend

The S&P GSCI™ Excess Return Index® measures the return from investing in nearby S&P GSCI™ futures and rolling them forward each month (on the fifth to ninth business days of each month), always keeping your investment in nearby futures. This is a leveraged futures investment. The S&P GSCI™ Excess Return (unlike the S&P Excess Return ) is NOT the return above cash. The S&P GSCI™ Excess Return cannot be compared directly to the S&P GSCI™ Total Return, either. The S&P GSCI™ Excess Return plus T-bills does not equal the S&P GSCI™ Total Return because it ignores the impact of the re-investment of T-bill collateral yield gains back into commodity futures, and gains (losses) from commodity futures back into (out of) T-bills.

The SGI Smart Market Neutral Commodity methodology looks for the best contract to roll (i.e. the one that generates the most interesting roll yield). The methodology takes into account the seasonality effect on identified underlying commodities for its rolling strategy. The roll of the SG dynamic methodology follows an optimized roll timing in order to ensure liquidity and mitigates market impact.

SGI Smart Market Neutral Commodity IndexSM (the “Smart Strategy”) is a service mark of Société Générale and has been licensed for use by Equinox Fund Management, LLC and its affiliates.

The Smart Strategy is the property of Société Générale and is used under license. The Fund is not sponsored, endorsed, or promoted by Société Générale. Neither Société Générale nor any of its affiliates have passed on the Fund as to its legality or suitability, and such parties make no warranties nor bear any liability with respect to the Fund. Neither Société Générale nor any of its affiliates acts as an investment adviser with respect to the Fund, Equinox Fund Management, LLC or the Smart Strategy. The Smart Strategy is the exclusive property of Société Générale, which has contracted with Standard & Poor’s, a division of the McGraw Hill Companies, Inc. (“S&P”) to maintain and calculate the Smart Strategy. S&P shall have no liability for any errors or omissions in calculating the Smart Strategy.

Absolute Returns: Are investment strategies that do not depend on directional changes in markets, and which seek to earn returns that are not generally compared to an index but relative to a benchmark of a zero return.

Correlation Coefficient: The correlation coefficient, r, indicates both the strength and direction of the relationship between the independent and dependent variables. Values of r range from -1.0, a strong negative relationship, to +1.0, a strong positive relationship. When r=0, there is no relationship between variables x and y.

Long Positions: Denotes that an investor is exposed to the asset and will earn a profit when the asset increases in value and suffer a loss if the asset decreases in value. Having a long position typically denotes ownership. An investor with a long position has the right to collect any dividends or interest the asset pays, the right to sell the asset, and the right to keep any profits resulting from a sale. Having a long position is the opposite of having a short position.

Short Positions: Describes the sale of a borrowed asset with the expectation that the asset will fall in value. A short position typically means an investor has borrowed the asset through a broker, sold the asset, and must return the asset, plus interest, at some point in the future.

Volatility: A measurement of the frequency and magnitude of changes in price over a given time period.

ECSF354

1920-NLD-11/27/2012

Equinox Commodity Strategy Fund
PORTFOLIO REVIEW
September 30, 2012 (Unaudited)

The Fund's performance figures* for the period ended September 30, 2012, as compared to its benchmark:

				Start of Performance ** -
		Six Months	One Year	September 30, 2012
Equinox Commodity Strategy Fund
Class A		(2.75)%	(2.54)%	(0.39)%
Class A with Load		(8.32)%	(8.12)%	(3.71)%
Class C		(3.25)%	(3.44)%	(0.92)%
Class I		(2.64)%	(2.27)%	(0.18)%
SGI Smart Market Neutral Commodity Index ***		(3.24)%	(3.04)%	0.20%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares.  Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end please call  1-888-643-3431.

** Commencement of operations is January 25, 2011. Start of performance is January 28, 2011.
*** The SGI Smart Market Neutral Commodity Index aims at absolute returns taking non-directional exposures in 3 main commodity sectors: energy, industrial metals and agriculture/livestocks.

Comparison of the Change in Value of a $10,000 Investment

	Holdings by Asset Class		% of Net Assets
	Exchange Traded Funds		76.5%
	Other / Cash & Cash Equivalents less Liabilities		23.5%
			100.0%

Equinox Commodity Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2012
	Shares		Value
		EXCHANGE TRADED FUNDS - 76.5%
		DEBT FUNDS - 76.5%
	11,050	iShares Barclays Aggregate Bond Fund	$ 1,242,573
	23,800	iShares Barclays 1-3 Year Credit Bond Fund	2,517,088
	39,750	SPDR Barclays Capital Short-Term Corporate Bond ETF	1,225,890
	47,950	Vanguard Short-Term Bond ETF	3,905,527
	49,500	Vanguard Short-Term Corporate Bond ETF	3,976,335
		TOTAL EXCHANGE TRADED FUNDS (Cost $12,690,385)	12,867,413

		SHORT-TERM INVESTMENTS - 0.5% +
	89,932	Fidelity Government Institutional Money Market
		to yield 0.01% (Cost $89,932) (a)	89,932

		TOTAL INVESTMENTS - 77.0% (Cost $12,780,317) (b)	$ 12,957,345
		OTHER ASSETS & LIABILITIES - 23.0%	3,864,980
		TOTAL NET ASSETS - 100.0%	$ 16,822,325

(a)	Variable rate security, the money market rate shown represents the rate at September 30, 2012.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation:	$ 177,028
		Unrealized depreciation:	-
		Net unrealized appreciation:	$ 177,028

			Unrealized
			Appreciation / (Depreciation)
		LONG SWAP +

SGI Smart Market Neutral Commodity Index - October 2012, Long Custom Commodity Index Swap - Societe Generale - 3 Year Agreement (monthly reset) to receive appreciation (or depreciation) of index plus dividends less contractual fixed fee rate (0.15% multiplied by the number of elapsed days divided by 365) multiplied by notional value ($1,881,579).  Swap may reset intra-month if index moves more than 8% in either direction.

			$ (10,069)

		Total Net Unrealized Depreciation on Swap Contract	$ (10,069)

+	All or a portion of this investment is a holding of Equinox MNCS Fund Limited

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS
Investment securities:
At cost	$ 12,780,317
At value	$ 12,957,345
Swap margin balance	4,030,000
Receivable for Fund shares sold	1,913
Receivable due from Advisor	-
Dividends and interest receivable	7,066
Prepaid expenses & other assets	55,832
TOTAL ASSETS	17,052,156

LIABILITIES
Due to Custodian	94,104
Unrealized depreciation on swap contracts	10,069
Due to Advisor	60,472
Fund shares repurchased	14,675
Fees payable to other affiliates	13,094
Distribution (12b-1) fees payable	1,927
Accrued expenses and other liabilities	35,490
TOTAL LIABILITIES	229,831
NET ASSETS	$ 16,822,325

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 17,600,619
Accumulated net investment loss	(42,290)
Accumulated net realized loss from investments and swap contracts	(902,963)
Net unrealized appreciation on investments and swap contracts	166,959
NET ASSETS	$ 16,822,325

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Continued)
September 30, 2012

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 9,068,249
Shares of beneficial interest outstanding	914,450
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.92
Maximum offering price per share (maximum sales charges of 5.75%) (a) (b)	$ 10.53

Class C Shares:
Net Assets	$ 77,028
Shares of beneficial interest outstanding	7,825
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.84

Class I Shares:
Net Assets	$ 7,677,048
Shares of beneficial interest outstanding	771,838
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 9.95

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to a 1.00%
contingent deferred sales charge.
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INVESTMENT INCOME
Dividends	$ 219,595
Interest	7,927
TOTAL INVESTMENT INCOME	227,522

EXPENSES
Investment advisory fees	191,689
Distribution (12b-1) fees
Class A	20,710
Class C	748
Professional fees	57,386
Registration fees	67,033
Trustees fees and expenses	68,609
Transfer agent fees	40,610
Administrative services fees	30,242
Accounting services fees	24,197
Compliance officer fees	37,407
Printing and postage expenses	13,407
Custodian fees	11,267
Other expenses	11,036
TOTAL EXPENSES	574,341

Less: Fees waived/reimbursed by the Advisor	(328,732)

NET EXPENSES	245,609
NET INVESTMENT LOSS	(18,087)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(263,190)
Swap contract	(662,140)
Distributions from exchange traded funds	15,228
(910,102)
Net change in unrealized appreciation (depreciation) on:
Investments	434,925
Swap contract	(16,277)
418,648

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(491,454)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (509,541)

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2012	2011 (a)
FROM OPERATIONS
Net investment loss	$ (18,087)	$ (1,124)
Net realized gain (loss) on investments and swap contract	(925,330)	7,139
Distributions from exchange traded funds	15,228	-
Net change in unrealized appreciation (depreciation) on
investments and swap contract	418,648	(251,689)
Net decrease in net assets resulting from operations	(509,541)	(245,674)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(6,752)	-
Class I	(17,666)	-
From distributions to shareholders	(24,418)	-
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	10,186,741	3,092,265
Class C	93,500	15,681
Class I	4,413,522	10,038,813
Net asset value of shares issued in reinvestment of distributions:
Class A	6,556	-
Class I	16,116	-
Redemption fee proceeds:
Class A	395	283
Class C	3	1
Class I	1,476	917
Payments for shares redeemed:
Class A	(3,867,989)	(2,471)
Class C	(29,070)	-
Class I	(6,147,432)	(217,349)
Net increase in net assets from shares of beneficial interest	4,673,818	12,928,140

TOTAL INCREASE IN NET ASSETS	4,139,859	12,682,466

NET ASSETS
Beginning of Period	12,682,466	-
End of Period*	$ 16,822,325	$ 12,682,466
*Includes accumulated net investment loss of:	$ (42,290)	$ (1,124)

(a) The Equinox Commodity Strategy Fund commenced operations January 25, 2011.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2012	2011 (a)
SHARE ACTIVITY
Class A:
Shares Sold	1,003,890	297,271
Shares Reinvested	646	-
Shares Redeemed	(387,117)	(240)
Net increase in shares of beneficial interest outstanding	617,419	297,031

Class C:
Shares Sold	9,224	1,511
Shares Redeemed	(2,910)	-
Net increase in shares of beneficial interest outstanding	6,314	1,511

Class I:
Shares Sold	433,715	965,519
Shares Reinvested	1,586	-
Shares Redeemed	(608,063)	(20,919)
Net increase (decrease) in shares of beneficial interest outstanding	(172,762)	944,600

(a) The Equinox Commodity Strategy Fund commenced operations January 25, 2011.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class A
		Year Ended	Period Ended
		September 30,	September 30,
		2012	2011 (1)
Net asset value, beginning of period		$ 10.19	$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.03)	(0.02)
	Net realized and unrealized
	gain (loss) on investments	(0.23)	0.21
Total from investment operations		(0.26)	0.19

Less distributions from:
	Net investment income	(0.01)	-

Paid-in-Capital From Redemption Fees (9)		0.00	0.00

Net asset value, end of period		$ 9.92	$ 10.19

Total return (3)		(2.54)%	1.90%	(6)

Net assets, at end of period (000's)		$ 9,068	$ 3,028

Ratio of gross expenses to average
	net assets (4)(7)	3.29%	7.78%	(5)
Ratio of net expenses to average
	net assets (7)	1.51%	1.51%	(5)
Ratio of net investment loss
	to average net assets (8)	(0.29)%	(0.14)%	(5)

Portfolio Turnover Rate		5%	3%	(6)

(1)	The Equinox Commodity Strategy Fund commenced operations on January 25, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Not annualized.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in
	which the Fund invests.
(9)	Represents less than $0.01.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class C
		Year Ended	Period Ended
		September 30,	September 30,
		2012	2011 (1)
Net asset value, beginning of period		$ 10.18	$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.11)	(0.06)
	Net realized and unrealized
	gain (loss) on investments	(0.23)	0.24
Total from investment operations		(0.34)	0.18

Paid-in-Capital From Redemption Fees (9)		0.00	0.00

Net asset value, end of period		$ 9.84	$ 10.18

Total return (3)		(3.44)%	1.90%	(6)

Net assets, at end of period (000's)		$ 77	$ 15

Ratio of gross expenses to average
	net assets (4)(7)	4.03%	6.88%	(5)
Ratio of net expenses to average
	net assets (7)	2.26%	2.26%	(5)
Ratio of net investment loss
	to average net assets (8)	(1.07)%	(0.81)%	(5)

Portfolio Turnover Rate		5%	3%	(6)

(1)	The Equinox Commodity Strategy Fund commenced operations on January 25, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Not annualized.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in
	which the Fund invests.
(9)	Represents less than $0.01.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

		Class I
		Year Ended	Period Ended
		September 30,	September 30,
		2012	2011 (1)
Net asset value, beginning of period		$ 10.19	$ 10.00

Activity from investment operations:
	Net investment income (loss) (2)	0.01	(0.01)
	Net realized and unrealized
	gain (loss) on investments	(0.22)	0.20
Total from investment operations		(0.21)	0.19

Less distributions from:
	Net investment income	(0.02)	-

Paid-in-Capital From Redemption Fees (9)		0.00	0.00

Net asset value, end of period		$ 9.96	$ 10.19

Total return (3)		(2.27)%	2.00%	(6)

Net assets, at end of period (000's)		$ 7,677	$ 9,639

Ratio of gross expenses to average
	net assets (4)(7)	3.17%	12.44%	(5)
Ratio of net expenses to average
	net assets (7)	1.26%	1.26%	(5)
Ratio of net investment income (loss)
	to average net assets (8)	0.07%	(0.01)%	(5)

Portfolio Turnover Rate		5%	3%	(6)

(1)	The Equinox Commodity Strategy Fund commenced operations on January 25, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)	Not annualized.
(7)	Does not include the expenses of other investment companies in which the Fund invests.
(8)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in
	which the Fund invests.
(9)	Represents less than $0.01.

See accompanying notes to consolidated financial statements.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2012

1.

ORGANIZATION

The Equinox Commodity Strategy Fund (the “Fund” or “ECSF”) is a non-diversified series of shares of beneficial interest of Equinox Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 5, 2010, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund was seeded on December 20, 2010 and began operations on January 25, 2011. The Fund currently offers three distinct share classes; Class A, Class C and Class I shares. The Fund seeks to provide investment results that, as a whole, correspond generally to the performance of the SGI Smart Market Neutral Commodity Index SM (the “Reference Index”) before payment of the Fund’s expenses and liabilities. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares.  Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities, including exchange traded funds, listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 12,867,413	$ -	$ -	$ 12,867,413
Short-Term Investments	89,932	-	-	89,932
Total	$ 12,957,345	$ -	$ -	$ 12,957,345

Liabilities	Level 1	Level 2	Level 3	Total
Swap Contract	$ -	$ 10,069	$ -	$ 10,069
Total	$ -	$ 10,069	$ -	$ 10,069

There were no transfers in to or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Consolidation of Subsidiaries –The Consolidated Financial Statements of the Fund include the accounts of Equinox MNCS Fund Limited (“EMNCS-CFC”), a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund's investment objectives and policies.

EMNCS-CFC utilizes commodity based derivative products to facilitate the Fund's pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Fund may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the the Fund’s Prospectus.

A summary of the Fund’s investments in the EMNCS-CFC is as follows:

	Inception Date of EMNCS-CFC	EMNCS-CFC Net Assets at September 30, 2012	% Of the Fund's Total Net Assets at September 30, 2012
EMNCS-CFC	1/24/2011	$ 4,109,881	24.43%

For tax purposes, EMNCS-CFC is an exempted Cayman investment company. EMNCS-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, EMNCS-CFC is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, EMNCS-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of the Fund’s cash is held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its investment objective.  The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.   Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments.   The Fund amortizes upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations.   The Fund segregates liquid securities having a value at least equal to the amount of their current obligation under any swap transaction.   Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Allocation of Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.  Expenses specifically attributable to a particular Fund in the Trust are borne by that Fund.  Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds in the Trust or another reasonable basis.

3. INVESTMENT TRANSACTIONS

For the year ended September 30, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $3,692,645 and $528,178, respectively.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Equinox Fund Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.08% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 28, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.51%, 2.26% and 1.26% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.   For the year ended September 30, 2012, the Advisor waived fees in the amount of $191,689 and reimbursed expenses in the amount of $183,776.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's operating expenses are subsequently less than 1.51%, 2.26% and 1.26% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.51%, 2.26% and 1.26% of average daily net assets for each share class. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.51%, 2.26% and 1.26%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2014	$291,124
9/30/2015	$375,465

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares.   The Distributor is an affiliate of GFS. For the year ended September 30, 2012, the Distributor received $5,806 in underwriting commissions for sales of Class A shares, of which $775 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund pays its pro rata share of an annual retainer of $20,000 to each Trustee who is not affiliated with the Trust or Advisor and reimburses Trustees for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5. REDEMPTION FEE

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended September 30, 2012, the Fund assessed $953 in redemption fees.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

6.   Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

Fiscal Year Ended September 30, 2012
Ordinary Income	Long-Term Capital Gain	Total
$ 24,418	$ -	$ 24,418

The Fund had no distributions for the period ended September 30, 2011.

As of September 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carry Forwards	Post October & Late Year Losses	Unrealized Appreciation/ (Depreciation)	Other Book/Tax Differences	Total Accumulated Earnings/ (Deficits)
$ -	$ -	$ (1,819)	$ (281,836)	$ 177,028	$ (671,667)	$ (778,294)

The difference between book basis and tax basis unrealized appreciation, accumulated net investment loss and accumulated net realized loss from investments is primarily attributable to adjustments for the Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $33,828.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses as follows:

Short-Term	Long-Term	Total
$ 248,008	$ -	$ 248,008

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund including unlimited carryover on future capital losses. At September 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$ 1,819	$ -	$ 1,819	No Expiration

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassification for the period ended September 30, 2012 as follows:

Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions
$ (1,339)	$ 1,339	$ -

7.  NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s consolidated financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s consolidated financial statements.

Equinox Commodity Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

September 30, 2012

9.  SUBSEQUENT EVENTS

Effective October 1, 2012, the Fund’s investment objective will be to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility by the S&P GSCI Index. In addition, effective October 1, 2012, the Fund will pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.35% of the Fund’s average daily net assets. The Advisor has agreed, at least until January 28, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.78%, 2.53% and 1.53% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively.

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Consolidated Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events, except as disclosed above, to report through the issuance of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Equinox Funds Trust

and the Shareholders of Equinox Commodity Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Equinox Commodity Strategy Fund (the Fund), including the consolidated portfolio of investments, as of September 30, 2012, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the year then ended and for the period from January 25, 2011 (commencement of operations) through September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Equinox Commodity Strategy Fund as of September 30, 2012, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from January 25, 2011 (commencement of operations) through September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

November 29, 2012

Equinox Commodity Strategy Fund

EXPENSE EXAMPLES

September 30, 2012 (Unaudited)

As a shareholder of the Equinox Commodity Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Equinox Commodity Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Equinox Commodity Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12– 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$972.50	$7.45	1.51%
Class C	1,000.00	967.50	11.12	2.26
Class I	1,000.00	973.60	6.22	1.26

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12 – 9/30/12	Expense Ratio During Period** 4/1/12 – 9/30/12
Class A	$1,000.00	$1,017.45	$7.62	1.51%
Class C	1,000.00	1,013.70	11.38	2.26
Class I	1,000.00	1,018.70	6.36	1.26

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**Annualized.

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION

September 30, 2012 (Unaudited)

At an in-person meeting held on May 16, 2012, the Board of Trustees (the “Board”) of Equinox Funds Trust (the “Trust”), including the Trustees who are not “interested persons” (“Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved a new investment advisory agreement (the “New Agreement”) between the Equinox Fund Management, LLC (the “Adviser”) and the Trust, on behalf of the Equinox Commodity Strategy Fund (the “Fund”).  The Board approved the New Agreement in connection with its approval of a new investment objective for the Fund proposed by the Adviser.  Upon shareholder approval of the New Agreement the Fund’s new investment objective would be “to achieve capital appreciation in both rising and falling commodity markets with an annualized level of volatility that is generally lower than the historic level of volatility experienced by the S&P GSCI® Index” (the “New Investment Objective”). The Adviser proposed that the Board approve the New Investment Objective in order to (i) better position the Fund to capitalize on market opportunities, (ii) better position the Fund as a vehicle for gathering assets, and (iii) potentially provide improved economies of scale for the Fund’s shareholders.  In addition to the New Investment Objective, the Adviser proposed and the Board approved a new investment strategy for the Fund that would employ an active management strategy, whereby the Adviser would actively identify and allocate the Fund’s assets among various managed futures strategies (the “New Investment Strategy”).  The New Investment Strategy differs from the Fund’s old strategy, which was a passive strategy that sought to track the performance of an index in order to achieve the Fund’s investment objective.

The Board requested information about the New Agreement, New Investment Objective and New Investment Strategy. In determining whether to approve the New Agreement, the Trustees considered information provided by the Adviser in conjunction with the December 30, 2010 in-person meeting during which the initial investment advisory agreement was reviewed for an initial two-year term. To assist the Board in considering the New Agreement, the Adviser also provided materials and information about the New Investment Objective and New Investment Strategy and updated materials designed to assist the Board in its consideration of the New Agreement. The Trustees considered information that the Adviser provided regarding, among other things: (i) the services currently performed for the Fund and the increased level of services to be performed for the Fund pursuant to the New Investment Strategy, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the Adviser’s management of the Fund, (iv) how the Fund is currently managed by the Adviser and how the Fund will be managed by the Adviser pursuant to the New Investment Strategy, including a general description of the investment decision making process, sources of information and investment

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

strategies, (v) investment performance information, (vi) a comparison of the advisory fee charged by the Adviser to the Fund and the Fund’s expense ratio to the advisory fee and expense ratio of comparable funds; (vii) brokerage selection procedures, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, (x) the Adviser’s internal program for ensuring compliance with the Fund’s investment objectives, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser’s proxy voting policies, and (xii) information regarding potential fee sharing arrangements with financial intermediaries with respect to the distribution of shares of the Fund.  In addition, the Board consulted with legal counsel with respect to their review of the New Agreement and certain other considerations relevant to their deliberations on whether to approve the New Agreement.

In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) the terms and conditions of the New Agreement, and (ii) the Board’s review of the initial advisory agreement at their in-person meeting on December 30, 2010 and their determination at that time that (a) the Adviser had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Fund and (b) the advisory fees to be paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment. Certain of these considerations are discussed in more detail below.

Nature, Extent, and Quality of Services.  The Trustees considered the services historically provided by the Adviser to the Fund and its shareholders, and the services to be provided by the Adviser pursuant to the New Investment Strategy.  The Board considered that the Adviser, in utilizing a new active management strategy in managing the Fund’s assets, will devote more resources to servicing the Fund and incur higher expenses as a result. The Trustees’ evaluation of the services to be provided by the Adviser took into account the Trustees’ knowledge and familiarity gained as Board members, including the scope and quality of the Adviser’s investment management capabilities in selecting managed futures programs, allocating assets across various managed futures programs, and managing certain types of assets in-house (e.g., fixed income securities and derivatives), and its compliance responsibilities.  The Trustees considered the Adviser’s personnel and the depth of the Adviser’s personnel who possess the experience to provide investment management services to the Fund.  Based on the information provided by The Adviser, the Trustees concluded that (i) the nature, extent and quality of the services to be provided by the Adviser are appropriate and consistent with the terms of the New Agreement, (ii) the quality of the Adviser’s services under the initial investment advisory agreement has been consistent with industry norms, (iii) the Fund is likely to benefit from the provision of the Adviser’s services under the New Agreement, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue upon approval of the New Agreement by the Fund’s shareholders.

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Investment Performance.  The Board considered the overall investment performance of the Adviser and the Fund.  Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to the Adviser’s presentation of the Fund’s performance given at the May 16, 2012 meeting.  At that meeting, the Adviser presented a detailed analysis of the reasons it believed that the Fund’s performance would improve if the Fund were managed pursuant to the New Investment Strategy. They concluded that the Adviser possessed the expertise and ability to improve the Fund’s performance by employing an active management strategy and noted the increased expenses the Adviser would incur in employing the strategy.

Comparative Expenses.  The Trustees considered the rate of the investment advisory fee and other expenses that would be paid by the Fund under the New Agreement as compared to those of representative comparable funds managed by the Adviser and other investment advisers. The Trustees noted in particular that the proposed new investment advisory fee and total operating expenses for the Fund would be reasonable because they are within the range of contractual advisory fee rates and total operating expenses at comparable asset levels for representative comparable funds, as indicated in materials prepared for the Board by the Adviser, based on information contained in various publicly available documents.

Costs of Services and Management Profitability.  The Trustees also considered (i) the costs of the services historically provided by the Adviser and the increased costs of services to be provided by the Adviser pursuant to the New Investment Strategy, (ii) the compensation and benefits received by the Adviser in providing services to the Fund, and (iii) its profitability.  The Trustees noted that the level of profitability of The Adviser is an important factor in providing service to the Fund, and the Trustees should be satisfied that the Adviser’s profits are sufficient to continue as healthy, on-going concerns generally and as investment adviser of the Fund specifically.  Based on the information provided, the Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses, are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies.  The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale.  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Trustees considered that the imposition of the New Investment Objective and New Investment Strategy are intended to increase asset levels of the Fund and thereby lead to improved economies of scale for

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Fund shareholders.  In addition, the Trustees also considered The Adviser’s efforts to grow the Fund’s assets, as economies of scale may be achieved due to the ability of the Trust and the Fund to spread its fixed costs across a larger asset base.

Conclusion.  After consideration of all the factors, taking into consideration the information presented at the meeting and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the New Agreement.  The Board concluded that the advisory fee rate under the New Agreement is reasonable in relation to the services to be provided and that execution of the New Agreement is in the best interests of the shareholders of the Fund.  In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Shareholder Voting Results

At a Special Meeting of Shareholders of the Fund, held at the offices of Equinox Fund Management, LLC (“Equinox”), 47 Hulfish Street, Suite 201, Princeton, NJ 08542, on September 12, 2012, shareholders of record at the close of business on June 28, 2012 voted to approve the following proposal:

Proposal: To approve a new Advisory Agreement by Equinox Funds Trust and Equinox Fund Management, LLC with respect to Equinox Commodity Strategy Fund, a series of Equinox Funds Trust. Advisory Fee increase from 1.08% per annum to 1.35% per annum and Expense Limitation increase, as follows:

	Current Expense Limitation	Proposed Expense Limitation
Class A	1.51%	1.78%
Class C	2.26%	2.53%
Class I	1.26%	1.53%

Shares Voted In Favor	Shares Voted Against or Abstentions
762,925	216,704

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last 5 Years

Independent Trustees

DAVID P. DeMUTH Date of Birth: 9/1945	Trustee Since December 2010	Consultant, CFO Consulting Partners, LLC from May 2004 to present.	13	None

KEVIN R. GREEN Date of Birth: 7/1954	Trustee Since December 2010	Founding Managing Director, TripleTree, LLC (investment banking consulting firm) from 1997 to present.	13	Director of BlueCross BlueShield of Minnesota (healthcare services).

JAY MOORIN Date of Birth: 7/1951	Trustee Since December 2010	Managing Partner, ProQuest Management, LLC from September 1998 to present.	13	Director of Novacea Inc. (pharmaceutical company; now Transcept Pharmaceuticals, Inc.) from May 2006 to October 2008.

Interested Trustee

ROBERT J. ENCK Date of Birth: 9/1962	Chairman, Trustee, President and Principal Executive Officer Since December 2010	President and Chief Executive Officer, Equinox Fund Management, LLC from March 2007 to present; and Sr. Managing Director, The Hermes Group, LLC from July 2004 to March 2007.	13	Executive Committee Member of The Frontier Fund (commodity pool).

Executive Officers

VANCE J. SANDERS Date of Birth: 3/1967	Treasurer and Principal Financial Officer Since December 2010	Controller and Chief Technology Officer, Equinox Fund Management (since 2008); Consultant, Ajilon Consulting (2007); Senior Manager/Consultant, K-Financial (2005 – 2007).	N/A	N/A

Equinox Commodity Strategy Fund

SUPPLEMENTAL INFORMATION (Continued)

September 30, 2012 (Unaudited)

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships*** held by Trustee During Last 5 Years

Executive Officers (Continued)

PHILIP LIU Date of Birth: 3/1973	Secretary Since December 2010

General Counsel, Equinox Fund Management, LLC (since 2009); Sr. Vice President, HSBC Bank USA, N.A. from (2007 – 2009); Attorney-at-Law, Cadwalader LLP from (2006 – 2007); Attorney-at-Law, Shearman & Sterling LLP (2001 - 2006).

			N/A	N/A

KEVIN E. WOLF Date of Birth: 11/1969	Assistant Treasurer Since December 2010	Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004).	N/A	N/A

JAMES P. ASH Date of Birth: 9/1976	Assistant Secretary Since December 2010	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A

EMILE R. MOLINEAUX Date of Birth: 9/1962	Chief Compliance Officer and Anti-Money Laundering Officer Since December 2010	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003).	N/A	N/A

* Each Trustee and Officer shall serve until death, resignation or removal.
** The term "Fund Complex" refers to the Equinox Funds Trust.

*** Directorships are held in a company with a class of securities registered pursuant to section 12 of the Securities Exchange Act or subject to the requirements of section 15(d) of the Securities Exchange Act or a company registered as an investment company under the 1940 Act.

Rev. August 2011

PRIVACY NOTICE
FACTS		WHAT DOES EQUINOX FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Equinox Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Equinox Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-888-643-3431

Who we are
Who is providing this notice?	Equinox Funds Trust
What we do
How does Equinox Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Equinox Funds Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Equinox Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Equinox Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Equinox Funds Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-888-643-3431 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-643-3431.

INVESTMENT ADVISOR

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, CO 80203

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)

The Code of Ethics is not posted on Registrant’ website.

(f)

A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $ 15,000

2011 - $ 25,000

(b)

Audit-Related Fees

2012 – None

2011 – None

(c)

Tax Fees

2012 - $ 6,000

2011 - $ 7,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2012                    2011

Audit-Related Fees:

0.00%

               0.00%

Tax Fees:

0.00%

               0.00%

All Other Fees:

0.00%

               0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2012 - None

                          2011 - None

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  See Item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Equinox Funds Trust

By (Signature and Title)

/s/ Robert J. Enck

       Robert J. Enck, President

Date

12/7/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Enck

        Robert J. Enck, President

Date

12/7/12

By (Signature and Title)

/s/ Vance J. Sanders

       Vance J. Sanders, Treasurer

Date

12/7/12